Exhibit 99.1

SPAR Group, Inc. Reports First Quarter 2025 Results

July 17, 2025

Strong Initial Quarter Without International Joint Ventures

AUBURN HILLS, Mich., July 17, 2025 (GLOBE NEWSWIRE) -- SPAR Group, Inc. (NASDAQ: SGRP) (“SPAR,” “SPAR Group” or the “Company”), a leading provider of merchandising, marketing, and distribution services today reported financial and operating results for the three months ended March 31, 2025.

Mike Matacunas, the Company’s President and Chief Executive Officer, commented , “This is the first quarter we are reporting without any international joint ventures. Our U.S. and Canada business achieved 6% topline growth, improved operating margins, and reduced SG&A, resulting in $0.5 million net income from continuing operations or $0.02 EPS. In addition, through our focus on the U.S. and Canada, we have the largest pipeline of opportunity in SPAR’s history, with more than $200 million of future business to win. I remain bullish on our future and plans.

“Outside of our solid performance, there are two other items that merit comment. The first is the termination of the merger agreement with Highwire Capital due to their inability to produce the funds to close. As a shareholder, I was disappointed in this outcome and proud of the potential value created for our shareholders in the deal. Our Board remains committed to pursuing the termination fee from Highwire Capital or something of greater value for our shareholders.

“The second item is our delayed filings. Our 10-K filing was late because we expected to be private and the 10-Q that we are filing today is late because one follows the other. We will be current once this is filed with all filings and our shareholders should be enthusiastic about our performance.

“Lastly, we are now positioned to make some really exciting announcements over the next six months, and our second quarter performance looks good. I want to thank the employees of SPAR and our Board who have positioned the company for the next phase of success. Now that we have reset our footing, I am excited about our future,” said Matacunas.

First Quarter 2025 Highlights

●	Net revenues were $34.0 million.

●	Consolidated Gross Margin was 21.4% of sales, compared to 19.7% of sales in the prior year period.

●

Net income attributable to SPAR Group, Inc. from continuing operations was $0.5 million, or $0.02 per diluted share, compared to $6.6 million, or $0.26 per diluted share in the prior year quarter. The 2024 first quarter includes a $7.2 million non-cash gain on sale and other smaller non-recurring or non-cash items.

●	Adjusted EBITDA attributable to SPAR Group, Inc. was $1.5 million, or 4.4% of sales, compared to the prior quarter of $2.5 million, or 5.0% of sales.

Financial Position as of March 31, 2025

The Company’s total worldwide liquidity at the end of the quarter was $23.4 million, with $17.9 million in cash and cash equivalents and $5.5 million of unused availability as of March 31, 2025. For the three months ended March 31, 2025, net cash used by operating activities was $4.0 million. The Company ended the quarter with net working capital of $15.7 million on March 31, 2025.

About SPAR Group, Inc.

SPAR Group is a leading merchandising and marketing services company in North America, providing a broad range of services to retailers, manufacturers, and distributors. With more than 50 years of experience, merchandising across the United States and Canada, an average of 30,000+ store visits a week and long-term relationships with leading manufacturers and retail businesses, we provide specialized capabilities across North America. Our unique combination of scale, merchandising and marketing expertise, combined with our unwavering commitment to excellence, separate us from the competition. For more information, please visit the SPAR Group’s website at http://www.sparinc.com.

Cautionary Note Regarding Forward-Looking Statements

This Press Release contains, and the above referenced recorded comments, will contain “forward-looking statements” within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, SPAR Group, Inc. (“SGRP”) and its subsidiaries (together with SGRP, “SPAR”, “SPAR Group” or the “Company”), filed in an Annual Report on Form 10-K/A by SGRP with the Securities and Exchange Commission (the “SEC”) for its fiscal year ended December 31, 2024, and SGRP’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports and statements as and when filed with the SEC (including the Quarterly Report, the Annual Report and the Proxy Statement, the Information Statement, the Second Special Meeting Proxy/Information Statement, each a “SEC Report”). “Forward-looking statements” are defined in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and Exchange Act, the “Securities Laws”).

The forward-looking statements made by the Company in this Press Release may include (without limitation) any expectations, guidance or other information respecting the pursuit or achievement of the Company’s corporate strategic objectives. The Company’s forward-looking statements also include, in particular and without limitation, those made in “Business”, “Risk Factors”, “Legal Proceedings”, and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Annual Report. You can identify forward-looking statements in such information by the Company’s use of terms such as “may”, “will”, “expect”, “intend”, “believe”, “estimate”, “anticipate”, “continue”, “plan”, “project” or similar words or variations or negatives of those words.

You should carefully consider (and not place undue reliance on) the Company’s forward-looking statements, risk factors and the other risks, cautions and information made, contained or noted in or incorporated by reference into this Press Release, the Annual Report, the Proxy Statement and the other applicable SEC Reports that could cause the Company’s actual performance or condition (including its assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, risks, trends or condition) to differ materially from the performance or condition planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, “expectations”) and described in the information in the Company’s forward-looking and other statements, whether expressed or implied. Although the Company believes them to be reasonable, those expectations involve known and unknown risks, uncertainties, and other unpredictable factors (many of which are beyond the Company’s control) that could cause those expectations to fail to occur or be realized or such actual performance or condition to be materially and adversely different from the Company’s expectations. In addition, new risks and uncertainties arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its expectations will be achieved in whole or in part, that the Company has identified all potential risks, or that the Company can successfully avoid or mitigate such risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in SGRP’s Common Stock.

You should also carefully review the risk factors described in the Annual Report (See Item 1A – Risk Factors) and any other risks, cautions or information made, contained or noted in or incorporated by reference into the Annual Report, the Proxy Statement or other applicable SEC Report. All forward-looking and other statements or information attributable to the Company or persons acting on its behalf are expressly subject to and qualified by all such risk factors and other risks, cautions and information.

The Company does not intend or promise, and the Company expressly disclaims any obligation, to publicly update or revise any forward-looking statements, risk factors or other risks, cautions or information (in whole or in part), whether as a result of new information, risks or uncertainties, future events or recognition or otherwise, except as and to the extent required by applicable law.

Media Contact: Ronald Margulis RAM Communications 908-272-3930 ron@rampr.com	Investor Relations Contact: Sandy Martin Three Part Advisors 214-616-2207 smartin@threepa.com

- Financial Statements Follow –

SPAR Group, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(unaudited)

(In thousands, except per share amounts)

	Three Months Ended March 31
	2025	2024
Net revenues	$34,041	$49,396
Field Management	2,334	2,240
Direct Expenses	24,432	37,444
Cost of Revenues	26,766	39,684
Gross profit	7,275	9,712
Selling, general and administrative expense	5,872	7,723
(Gain) on sale of business	-	(7,157)
Depreciation and amortization	367	475
Operating income	1,036	8,671
Interest expense	469	475
Other expense (income), net	(9)	7
Income before income tax expense	576	8,189
Income tax expense	114	1,393
Income from continuing operations	462	6,796

Discontinued Operations	-
Income from discontinued operations	-	846
Income tax expense	-	(461)
Net income from discontinued operations	-	385

Net income	462	7,181
Net income attributable to non-controlling interest	-	(554)
Net income attributable to SPAR Group, Inc.	$462	$6,627
Basic earnings per common share attributable to SPAR Group, Inc. from continuing operations	$0.02	0.26
Diluted earnings per common share attributable to SPAR Group, Inc. from continuing operations	$0.02	$0.26
Basic earnings per common share attributable to SPAR Group, Inc. from discontinued operations	$-	$0.02
Diluted earnings (loss) per common share attributable to SPAR Group, Inc. from discontinued operations	$-	$0.02
Basic income per common share attributable to SPAR Group, Inc.	$0.02	$0.28
Diluted income per common share attributable to SPAR Group, Inc.	$0.02	$0.28
Weighted-average common shares outstanding– basic	23,450	23,817
Weighted-average common shares outstanding – diluted	23,552	24,013

SPAR Group, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

(unaudited)

(In thousands, except share and per share data)

	March 31	December 31,
	2025	2024
Assets:
Current assets:
Cash and cash equivalents	$17,942	$18,221
Accounts receivable, net	38,219	24,766
Prepaid expenses and other current assets	2,901	3,009
Total current assets	59,062	45,996
Property and equipment, net	2,910	2,015
Operating lease right-of-use assets	537	630
Goodwill	856	856
Intangible assets, net	808	841
Deferred income taxes	4,157	4,259
Other assets	1,834	1,834
Total assets	$70,164	$56,431
Liabilities and equity
Current liabilities:
Accounts payable	$13,790	$8,767
Accrued expenses and other current liabilities	5,865	3,533
Customer incentives and deposits	2,655	892
Lines of credit and short-term loans	20,373	16,082
Current portion of long-term debt	500	500
Current portion of operating lease liabilities	219	276
Total current liabilities	43,402	30,050
Operating lease liabilities, net of current portion	318	353
Long-term debt	1,738	1,722
Total liabilities	45,458	32,125
Commitments and contingencies
Stockholders' equity:
Common stock, $0.01 par value per share: 47,000,000 shares authorized as of March 31, 2025 and December 31, 2024; 23,449,701 shares issued and outstanding as of March 31, 2025 and December 31, 2024, respectively	234	234
Treasury stock, at cost, 1,205,485 shares as of March 31, 2025 and as of December 31, 2024	(2,075)	(2,075)
Additional paid-in capital	19,913	19,886
Accumulated other comprehensive loss	(1,287)	(1,198)
Retained earnings	7,921	7,459
Total stockholders' equity attributable to SPAR Group, Inc.	24,706	24,306
Total liabilities and stockholders’ equity	$70,164	$56,431

SPAR Group, Inc. and Subsidiaries

Condensed Consolidated Statements of Cash Flows

(unaudited)

(In thousands)

	Three Months Ended March 31
	2025	2024
Cash flows from operating activities:
Net income	$462	$7,181
Adjustments to reconcile net income to net cash provided by (used in) operating activities Depreciation and amortization	382	475
Amortization of operating lease assets	92	176
Provision for expected credit losses	-	61
Deferred income tax expense	102	1,088
Share-based compensation expense	27	128
Gain on sale of business
Changes in operating assets and liabilities, net of business disposals:	-	(7,157)
Accounts receivable	(11,929)	(6,288)
Prepaid expenses and other assets	108	(283)
Accounts payable	5,071	2,105
Operating lease liabilities	(185)	(176)
Accrued expenses, other current liabilities and customer incentives and deposits	1,826	4,610
Net cash (used in) provided by operating activities of continuing operations	(4,044)	1,920
Net cash used in operating activities of discontinued operations	-	(1,305)
Net cash (used in) provided by operating activities	(4,044)	615

Cash flows from investing activities:
Cash transferred in sale of business	-	(446)
Purchases of property and equipment and capitalized software	(525)	(431)
Net cash used in investing activities of continuing operations	(525)	(877)
Net cash used in investing activities of discontinued operations	-	(1)
Net cash used in investing activities	(525)	(878)

Cash flows from financing activities:
Borrowings under line of credit	31,553	25,780
Repayments under lines of credit	(27,263)	(23,657)
Payments on term debt	-	(1,503)
Payments of notes to seller	-	(1,120)
Net cash provided by financing activities of continuing operations	4,290	(500)
Net cash used in financing activities of discontinued operations	-	6,844
Net cash provided by financing activities	4,290	6,344
Effect of foreign exchange rate changes on cash	-	(171)
Net increase (decrease) in cash and cash equivalents	(279)	5,910
Cash and cash equivalents at beginning of year	18,221	10,719
Cash and cash equivalents at end of year	17,942	16,629
Less cash and cash equivalents of discontinued operations	-	11,203
Cash and cash equivalents of continuing operations	$17,942	$5,426

Reconciliation of GAAP to Non-GAAP Financial Measures

Non-GAAP net income attributable to SPAR Group and related per share amounts represents net income attributable to SPAR Group adjusted for the removal of a one-time positive adjustment. Adjusted EBITDA represents net income before, as applicable from time to time, (i) depreciation and amortization of long-lived assets, (ii) interest expense (iii) income tax expense, (iv) Board of Directors incremental compensation expense, (v) restructuring, (vi) impairment, (vii) nonrecurring legal settlement costs and associated legal expenses unrelated to the Company's core operations, (viii) and special items as determined by management. These metrics are supplemental measures of our operating performance that are neither required by, nor presented in accordance with, GAAP. These measures have limitations as analytical tools and should not be considered in isolation or as an alternative to performance measure derived in accordance with GAAP as an indicator of our operating performance. We present Adjusted net income attributable to SPAR Group and per share amounts, and Adjusted EBITDA because management uses these measures as key performance indicators, and we believe that securities analysts, investors and others use these measures to evaluate companies in our industry. Our calculation of these measures may not be comparable to similarly named measures reported by other companies. The following tables present a reconciliation of net income, the most directly comparable measure calculated in accordance with GAAP, to these measures for the periods presented:

SPAR Group, Inc.

Net income attributable to SPAR Group, Inc. to

Adjusted Net income attributable to SPAR Group, Inc. Reconciliation

Diluted income per common share attributable to SPAR Group, Inc. to

Adjusted Diluted income per common share attributable to SPAR Group, Inc. Reconciliation

(In thousands)

	Three Months Ended March 31
	2025	2024
Net Income attributable to SPAR Group Inc.	$462	$6,627
Adjustments to Consolidated EBITDA (net of taxes)*	73	(5,292)
Adjusted Net income attributable to SPAR Group, Inc.	$535	$1,335

Diluted income per common share attributable to SPAR Group, Inc.	$0.02	$0.28
Adjustments to Consolidated EBITDA per share (net of taxes)	-	(0.22)
Adjusted Diluted income per common share attributable to SPAR Group, Inc.	$0.02	$0.06

* 2025 Adjustments to Consolidated EBITDA include $66K for review of strategic initiatives and $27K for stock based compensation. 2024 Adjustments to Consolidated EBITDA include $330K for review of strategic initiatives, $(7,157)K gain on sale, and $128K of stock based compensation.

SPAR Group, Inc.

Net Income to Consolidated Adjusted EBITDA to Adjusted EBITDA attributable to SPAR Group, Inc.

Reconciliation

(In thousands)

	Three Months Ended March 31
	2025	2024
Consolidated net income from continuing operations	$462	$6,796
Depreciation and amortization from continuing operations	367	475
Interest expense from continuing operations	469	475
Income tax expense from continuing operations	114	1,393
Other expense (income) from continuing operations	(9)	7
EBITDA of Discontinued Operations	-	937
Consolidated EBITDA	1,403	10,083
Review of Strategic Alternatives	66	330
Gain on Sale of Business	-	(7,157)
Share Based Compensation	27	128
Consolidated Adjusted EBITDA	1,496	3,384
Adjusted EBITDA attributable to non controlling interest	-	(918)
Adjusted EBITDA attributable to SPAR Group, Inc.	$1,496	$2,466

Source: SPAR Group, Inc.

Source: SPAR Group, Inc.